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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 13, 2000
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



             Ohio                       1-01520                  34-0244000
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 (State or Other Jurisdiction      (Commission File             IRS Employer
       of Incorporation)                Number)              Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California             95670
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         (Address of Principal Executive Offices)                 (Zip Code)


P.O. Box 537012, Sacramento, California                          95853-7012
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         (Mailing Address)                                       (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on November 10, 2000.

In a GenCorp Inc. press release dated November 10, 2000, GenCorp Inc. announced that it has discontinued efforts to finalize a joint venture between its aerospace and defense segment, Aerojet, and Pratt & Whitney to form a new space propulsion company. Instead, GenCorp will work on other more attractive and preferable alternatives, including acquisitions that complement its existing core competencies and propulsion business base, or that move it into related markets.

ITEM 7.  EXHIBITS

Table                                                                   Exhibit
Item No.      Exhibit Description                                       Number
--------      -------------------                                       ------

       99     GenCorp Inc. press release dated November 10,               99.1
              2000 announcing that GenCorp Inc. has
              ended negotiations to form a new joint venture between its aerospace and defense segment, Aerojet, and Pratt & Whitney to form a new space propulsion company.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               GENCORP INC.


                                          By:  /s/ William R. Phillips
                                               ---------------------------
                                        Name:  William R. Phillips
                                        Title: Senior Vice President, Law,
                                               General Counsel and Secretary

Dated:  November 13, 2000